                                              Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

and

The Bank of New York
101 Barclay Street
New York, New York 10286

                                              MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation, complied with the covenants and conditions of sections 2.05(e),  2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04,
3.05, 3.06(b), 4.02(a), 4.03(a), (c) and (d)and 13.02(d) of the Pooling and Servicing Agreement dated as of August 4,
1994, as amended (the "PSA") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing
Agreement Supplement (the "PSA Supplement"), between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. In addition, we have examined  management's assertion that MBNA complied with the covenants and conditions of sections 310(a), 402(a), 907, 908(a) and 1201 of the MBNA Credit Card Master Note Trust Indenture dated as of May 24,
2001 (the "Indenture") and sections 2.02(i)-(iv), 3.16 and 4.01(a) of the MBNA Credit Card Master Note Trust MBNAseries
Indenture Supplement dated May 24, 2001 (the "Indenture Supplement" together with the PSA, PSA Supplement and Indenture, the  "Agreements" as filed with the Securities and Exchange Commission), between the MBNA Credit Card Master Note Trust and
The Bank of New York, during the compliance periods specified in Attachment A.

Management's assertion is included in the accompanying report by management titled, "Report of Management on Credit Card and Consumer Loan Trust Internal Control and Pooling and Servicing Agreement/Indenture Compliance" (the "Report").
Management is responsible for MBNA's compliance with those requirements.  Our responsibility is to express an opinion on management's assertions about the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified
Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances.  We believe that our examination provides a reasonable basis for our opinion.  Our examination does not provide a legal determination on MBNA's compliance with specified requirements.

In our opinion, management's assertion that MBNA complied with the covenants and conditions of the Agreements referred to above during the compliance periods specified in Attachment A is fairly stated, in all material respects.

/s/ Ernst and Young LLP
August 15, 2005

                                                           Attachment A

                           Pooling and Servicing                 PSA
                                 Agreement                   Supplement
       Series               Supplement Date (*)               Sections                           Compliance Period
-----------------------------------------------------------------------------------------------------------------------------------

         1995-A                March 22, 1995                    (a)                     July 1, 2004 - September 15, 2004

         1995-C                June 29, 1995                     (c)                       July 1, 2004 - June 30, 2005

         1996-B                March 26, 1996                    (a)                       July 1, 2004 - June 30, 2005

         1996-G                July 17, 1996                     (a)                       July 1, 2004 - June 30, 2005

         1996-M              November 26, 1996                   (d)                       July 1, 2004 - June 30, 2005

         1997-B              February 27, 1997                   (a)                       July 1, 2004 - June 30, 2005

         1997-D                 May 22, 1997                     (e)                       July 1, 2004 - June 30, 2005

         1997-H                August 6, 1997                    (e)                       July 1, 2004 - June 30, 2005

         1997-I               August 26, 1997                    (f)                      July 1, 2004 - August 16, 2004

         1997-J              September 10, 1997                  (a)                     July 1, 2004 - September 15, 2004

         1997-K               October 22, 1997                   (a)                       July 1, 2004 - June 30, 2005

         1997-O              December 23, 1997                   (a)                       July 1, 2004 - June 30, 2005

         1998-B                April 14, 1998                    (e)                       July 1, 2004 - June 30, 2005

         1998-E               August 11, 1998                    (d)                       July 1, 2004 - June 30, 2005

         1998-F               August 26, 1998                    (d)                       July 1, 2004 - June 30, 2005

         1998-G              September 10, 1998                  (a)                       July 1, 2004 - June 30, 2005

         1999-B                March 26, 1999                    (f)                       July 1, 2004 - June 30, 2005

         1999-D                 June 3, 1999                     (a)                       July 1, 2004 - June 30, 2005

         1999-F                August 3, 1999                    (e)                      July 1, 2004 - August 16, 2004

         1999-G                July 29, 1999                     (f)                       July 1, 2004 - July 15, 2004

         1999-J              September 23, 1999                  (f)                       July 1, 2004 - June 30, 2005

         1999-L               November 5, 1999                   (a)                       July 1, 2004 - June 30, 2005

         1999-M               December 1, 1999                   (f)                     July 1, 2004 - November 15, 2004

         2000-A                March 8, 2000                     (f)                     July 1, 2004 - February 15, 2005

         2000-C                April 13, 2000                    (a)                     July 1, 2004 - February 15, 2005

         2000-D                 May 11, 2000                     (a)                       July 1, 2004 - June 30, 2005

         2000-E                 June 1, 2000                     (f)                       July 1, 2004 - June 30, 2005

         2000-F                June 23, 2000                     (d)                       July 1, 2004 - June 15, 2005

         2000-G                July 20, 2000                     (d)                       July 1, 2004 - June 30, 2005

         2000-H               August 23, 2000                    (d)                       July 1, 2004 - June 30, 2005

         2000-I              September 8, 2000                   (g)                       July 1, 2004 - June 30, 2005

         2000-J               October 12, 2000                   (h)                       July 1, 2004 - June 30, 2005

         2000-K              November 21, 2000                   (d)                       July 1, 2004 - June 30, 2005

         2000-L              December 13, 2000                   (g)                       July 1, 2004 - June 30, 2005

         2001-A              February 20, 2001                   (a)                       July 1, 2004 - June 30, 2005

         2001-B                March 8, 2001                     (a)                       July 1, 2004 - June 30, 2005

         2001-C                April 25, 2001                    (e)                       July 1, 2004 - June 30, 2005

         2001-D                 May 24, 2001                     (i)                       July 1, 2004 - June 30, 2005

                                                          Attachment A

                MBNA Credit Card                   Indenture and
               Master Note Trust                     Indenture
               MBNA series Notes                  Supplement Date      Terms Document Date               Compliance Period
------------------------------------------------- ----------------- -------------------------- ------------------------------------

   MBNAseries Class B (2001-1)                       May 24, 2001           May 24, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2001-1)                       May 24, 2001           May 24, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2001-1)                       May 24, 2001           May 31, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2001-2)                       May 24, 2001          July 12, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2001-3)                       May 24, 2001          July 25, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2001-2)                       May 24, 2001          July 26, 2001              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2001-3)                       May 24, 2001          August 8, 2001             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2001-Emerald)                 May 24, 2001         August 15, 2001             July 1, 2004 - June 30, 2005

   MBNAseries Class B (2001-2)                       May 24, 2001        September 6, 2001            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2001-4)                       May 24, 2001        September 6, 2001            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2001-4)                       May 24, 2001        September 27, 2001      July 1, 2004 - September 15, 2004

   MBNAseries Class A (2001-5)                       May 24, 2001         November 8, 2001            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2001-5)                       May 24, 2001        December 11, 2001            July 1, 2004 - June 30, 2005

   MBNAseries Class B (2001-3)                       May 24, 2001        December 20, 2001            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-1)                       May 24, 2001         January 31, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class B (2002-1)                       May 24, 2001        February 28, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-1)                       May 24, 2001        February 28, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-2)                       May 24, 2001          March 27, 2002             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-3)                       May 24, 2001          April 24, 2002             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-4)                       May 24, 2001           May 9, 2002               July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-5)                       May 24, 2001           May 30, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class B (2002-2)                       May 24, 2001          June 12, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-2)                       May 24, 2001          June 12, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-3)                       May 24, 2001          June 12, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-6)                       May 24, 2001          June 26, 2002              July 1, 2004 - June 15, 2005

   MBNAseries Class A (2002-7)                       May 24, 2001          July 25, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-8)                       May 24, 2001          July 31, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-9)                       May 24, 2001          July 31, 2002              July 1, 2004 - June 30, 2005

   MBNAseries Class B (2002-3)                       May 24, 2001         August 29, 2002             July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-4)                       May 24, 2001         August 29, 2002             July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-5)                       May 24, 2001         August 29, 2002             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-10)                      May 24, 2001        September 19, 2002           July 1, 2004 - June 30, 2005

   MBNAseries Class B (2002-4)                       May 24, 2001         October 29, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-6)                       May 24, 2001         October 29, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2002-7)                       May 24, 2001         October 29, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-11)                      May 24, 2001         October 30, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-12)                      May 24, 2001        November 19, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2002-13)                      May 24, 2001        December 18, 2002            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-1)                       May 24, 2001         February 4, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-2)                       May 24, 2001        February 12, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class B (2003-1)                       May 24, 2001        February 20, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-1)                       May 24, 2001        February 27, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-2)                       May 24, 2001          March 26, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-3)                       May 24, 2001          April 10, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-4)                       May 24, 2001          April 24, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-3)                       May 24, 2001           May 8, 2003               July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-5)                       May 24, 2001           May 21, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-6)                       May 24, 2001           June 4, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class B (2003-2)                       May 24, 2001          June 12, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-4)                       May 24, 2001          June 19, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-5)                       May 24, 2001           July 2, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-7)                       May 24, 2001           July 8, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-6)                       May 24, 2001          July 30, 2003              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-8)                       May 24, 2001          August 5, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class B (2003-3)                       May 24, 2001         August 20, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-9)                       May 24, 2001        September 24, 2003           July 1, 2004 - June 30, 2005

   MBNAseries Class B (2003-5)                       May 24, 2001         October 2, 2003             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-10)                      May 24, 2001         October 15, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class B (2003-4)                       May 24, 2001         October 15, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2003-7)                       May 24, 2001         November 5, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-11)                      May 24, 2001         November 6, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2003-12)                      May 24, 2001        December 18, 2003            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-2)                       May 24, 2001        February 25, 2004            July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-1)                       May 24, 2001        February 26, 2004            July 1, 2004 - June 30, 2005

   MBNAseries Class C (2004-1)                       May 24, 2001          March 16, 2004             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-3)                       May 24, 2001          March 17, 2004             July 1, 2004 - June 30, 2005

   MBNAseries Class B (2004-1)                       May 24, 2001          April 1, 2004              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-4)                       May 24, 2001          April 15, 2004             July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-5)                       May 24, 2001           May 25, 2004              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-6)                       May 24, 2001          June 17, 2004              July 1, 2004 - June 30, 2005

   MBNAseries Class C (2004-2)                       May 24, 2001           July 1, 2004              July 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-7)                       May 24, 2001          July 28, 2004             July 28, 2004 - June 30, 2005

   MBNAseries Class B (2004-2)                       May 24, 2001         August 11, 2004          August 11, 2004 - June 30, 2005

   MBNAseries Class A (2004-8)                       May 24, 2001        September 14, 2004     September 14, 2004 - June 30, 2005
-
   MBNAseries Class A (2004-9)                       May 24, 2001         October 1, 2004          October 1, 2004 - June 30, 2005

   MBNAseries Class A (2004-10)                      May 24, 2001         October 27, 2004        October 27, 2004 - June 30, 2005

   MBNAseries Class A (2005-1)                       May 24, 2001          April 20, 2005           April 20, 2005 - June 30, 2005

   MBNAseries Class A (2005-2)                       May 24, 2001           May 19, 2005              May 19, 2005 - June 30, 2005

   MBNAseries Class C (2005-1)                       May 24, 2001           June 1, 2005              June 1, 2005 - June 30, 2005

   MBNAseries Class A (2005-3)                       May 24, 2001          June 14, 2005             June 14, 2005 - June 30, 2005

   MBNAseries Class B (2005-1)                       May 24, 2001          June 22, 2005             June 22, 2005 - June 30, 2005

                                                           Attachment A

Legend:

(a)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)
(b)      N/A - Related to 1994-E which terminated in April 2004.
(c)      PSA Supplement Sections 3(b), 4.05 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and 9(c) and (d)
(d)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), and 9(c) and (d)
(e)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)
(f)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a),
         5.02(a) and 9(c) and (d)
(g)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a),
         5.02(a) and 9(c) and (d)
(h)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.20(a), 5.02(a) and
         9(c) and (d)
(i)      PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)

(*)  Associated document may have been amended.

                                              Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

and

The Bank of New York
101 Barclay Street
New York, New York 10286

                                              MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA
Corporation, controls over the functions performed as servicer of the MBNA Master Credit Card Trust II (the "Master
Trust"), including all Series of the Master Trust, as well as all MBNAseries Notes issued from the MBNA Master Credit Card
Note Trust (the "Note Trust," together with the Master Trust, the "Trust") as specified in Attachment A, are effective, as of June 30, 2005, in providing reasonable assurance that (a) Trust assets are safeguarded against loss from unauthorized use or disposition, (b) transactions are executed in accordance with management's authorization in conformity with the MBNA
Master Credit Card Trust II Pooling and Servicing Agreement dated as of August 4, 1994, as amended (the "PSA"), the applicable Pooling and Servicing Agreement Supplement for each Series (the "PSA  Supplements"), the MBNA Credit Card Master
Note Trust Indenture dated as of May 24, 2001 ("Indenture"), and the MBNAseries Indenture Supplement dated as of May 24,
2001 ("Indenture Supplement," together with the PSA, PSA Supplements and Indenture, the "Agreements" as filed with the
Securities and Exchange Commission) and as specified in Attachment A, and (c) transactions are recorded properly to permit the  preparation of the required financial reports.  This assertion is included in the accompanying report by management titled,  "Report of Management on Credit Card and Consumer Loan Trust Internal Control and Pooling and Servicing
Agreement/Indenture Compliance" (the "Report").  Management is responsible for MBNA's controls over the functions performed as servicer of the Trust. Our responsibility is to express an opinion on the effectiveness of internal control based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified
Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by
MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other  procedures as we considered necessary in the circumstances.  We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected.
Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion,  that MBNA's controls over the functions performed as servicer of the Trust are effective as of June 30, 2005 in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition, that transactions are executed in accordance with management's authorization in conformity with the Agreements and that transactions are recorded properly to permit the preparation of the required financial reports is fairly stated, in all material respects, based upon the following criteria specified in the Report:

    o  Funds collected are remitted to the Trustee in accordance with the Agreements.

    o  Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

    o  Expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

    o  Additions of accounts to the Trust are authorized in accordance with the Agreements.

    o  Removals of accounts from the Trust are authorized in accordance with the Agreements.

    o  Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

    o  Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice
       President or above prior to distribution.

    o  Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

/s/ Ernst and Young LLP
August 15, 2005

                                                          Attachment A

       Series                                   Pooling and Servicing Agreement Supplement Date (1)
-------------------------------------------------------------------------------------------------------------------------

       1995 - C                                      June 29, 1995

       1996 - B                                      March 26, 1996

       1996 - G                                      July 17, 1996

       1996 - M                                      November 26, 1996

       1997 - B                                      February 27, 1997

       1997 - D                                      May 22, 1997

       1997 - H                                      August 6, 1997

       1997 - K                                      October 22, 1997

       1997 - O                                      December 23, 1997

       1998 - B                                      April 14, 1998

       1998 - E                                      August 11, 1998

       1998 - F                                      August 26, 1998

       1998 - G                                      September 10, 1998

       1999 - B                                      March 26, 1999

       1999 - D                                      June 3, 1999

       1999 - J                                      September 23, 1999

       1999 - L                                      November 5, 1999

       2000 - D                                      May 11, 2000

       2000 - E                                      June 1, 2000

       2000 - G                                      July 20, 2000

       2000 - H                                      August 23, 2000

       2000 - I                                      September 8, 2000

       2000 - J                                      October 12, 2000

       2000 - K                                      November 21, 2000

       2000 - L                                      December 13, 2000

       2001 - A                                      February 20, 2001

       2001 - B                                      March 8, 2001

       2001 - C                                      April 25, 2001

       2001 - D                                      May 24, 2001

Legend: (1) Associated document may have been amended.

                                                        Attachment A

  MBNA Credit Card Master Note Trust MBNA series Notes              Issuance Date
-----------------------------------------------------------------------------------------------------------------------------

  MBNAseries Class B (2001-1)                                        May 24, 2001

  MBNAseries Class C (2001-1)                                        May 24, 2001

  MBNAseries Class A (2001-1)                                        May 31, 2001

  MBNAseries Class C (2001-2)                                        July 12, 2001

  MBNAseries Class C (2001-3)                                        July 25, 2001

  MBNAseries Class A (2001-2)                                        July 26, 2001

  MBNAseries Class A (2001-3)                                        August 8, 2001

  MBNAseries Class A (2001-Emerald)                                  August 15, 2001

  MBNAseries Class B (2001-2)                                        September 6, 2001

  MBNAseries Class C (2001-4)                                        September 6, 2001

  MBNAseries Class A (2001-5)                                        November 8, 2001

  MBNAseries Class C (2001-5)                                        December 11, 2001

  MBNAseries Class B (2001-3)                                        December 20, 2001

  MBNAseries Class A (2002-1)                                        January 31, 2002

  MBNAseries Class B (2002-1)                                        February 28, 2002

  MBNAseries Class C (2002-1)                                        February 28, 2002

  MBNAseries Class A (2002-2)                                        March 27, 2002

  MBNAseries Class A (2002-3)                                        April 24, 2002

  MBNAseries Class A (2002-4)                                        May 9, 2002

  MBNAseries Class A (2002-5)                                        May 30, 2002

  MBNAseries Class B (2002-2)                                        June 12, 2002

  MBNAseries Class C (2002-2)                                        June 12, 2002

  MBNAseries Class C (2002-3)                                        June 12, 2002

  MBNAseries Class A (2002-7)                                        July 25, 2002

  MBNAseries Class A (2002-8)                                        July 31, 2002

  MBNAseries Class A (2002-9)                                        July 31, 2002

  MBNAseries Class B (2002-3)                                        August 29, 2002

  MBNAseries Class C (2002-4)                                        August 29, 2002

  MBNAseries Class C (2002-5)                                        August 29, 2002

  MBNAseries Class A (2002-10)                                       September 19, 2002

  MBNAseries Class B (2002-4)                                        October 29, 2002

  MBNAseries Class C (2002-6)                                        October 29, 2002

  MBNAseries Class C (2002-7)                                        October 29, 2002

  MBNAseries Class A (2002-11)                                       October 30, 2002

  MBNAseries Class A (2002-12)                                       November 19, 2002

  MBNAseries Class A (2002-13)                                       December 18, 2002

  MBNAseries Class C (2003-1)                                        February 4, 2003

  MBNAseries Class C (2003-2)                                        February 12, 2003

  MBNAseries Class B (2003-1)                                        February 20, 2003

  MBNAseries Class A (2003-1)                                        February 27, 2003

  MBNAseries Class A (2003-2)                                        March 26, 2003

  MBNAseries Class A (2003-3)                                        April 10, 2003

  MBNAseries Class A (2003-4)                                        April 24, 2003

  MBNAseries Class C (2003-3)                                        May 8, 2003

  MBNAseries Class A (2003-5)                                        May 21, 2003

  MBNAseries Class A (2003-6)                                        June 4, 2003

  MBNAseries Class B (2003-2)                                        June 12, 2003

  MBNAseries Class C (2003-4)                                        June 19, 2003

  MBNAseries Class C (2003-5)                                        July 2, 2003

  MBNAseries Class A (2003-7)                                        July 8, 2003

  MBNAseries Class C (2003-6)                                        July 30, 2003

  MBNAseries Class A (2003-8)                                        August 5, 2003

  MBNAseries Class B (2003-3)                                        August 20, 2003

  MBNAseries Class A (2003-9)                                        September 24, 2003

  MBNAseries Class B (2003-5)                                        October 2, 2003

  MBNAseries Class A (2003-10)                                       October 15, 2003

  MBNAseries Class B (2003-4)                                        October 15, 2003

  MBNAseries Class C (2003-7)                                        November 5, 2003

  MBNAseries Class A (2003-11)                                       November 6, 2003

  MBNAseries Class A (2003-12)                                       December 18, 2003

  MBNAseries Class A (2004-2)                                        February 25, 2004

  MBNAseries Class A (2004-1)                                        February 26, 2004

  MBNAseries Class C (2004-1)                                        March 16, 2004

  MBNAseries Class A (2004-3)                                        March 17, 2004

  MBNAseries Class B (2004-1)                                        April 1, 2004

  MBNAseries Class A (2004-4)                                        April 15, 2004

  MBNAseries Class A (2004-5)                                        May 25, 2004

  MBNAseries Class A (2004-6)                                        June 17, 2004

  MBNAseries Class C (2004-2)                                        July 1, 2004

  MBNAseries Class A (2004-7)                                        July 28, 2004

  MBNAseries Class B (2004-2)                                        August 11, 2004

  MBNAseries Class A (2004-8)                                        September 14, 2004

  MBNAseries Class A (2004-9)                                        October 1, 2004

  MBNAseries Class A (2004-10)                                       October 27, 2004

  MBNAseries Class A (2005-1)                                        April 20, 2005

  MBNAseries Class A (2005-2)                                        May 19, 2005

  MBNAseries Class C (2005-1)                                        June 1, 2005

  MBNAseries Class A (2005-3)                                        June 14, 2005

  MBNAseries Class B (2005-1)                                        June 22, 2005

August 15, 2005

Ernst and Young LLP
621 East Pratt Street
Baltimore, Maryland 21202

In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts listed in Appendix I (the "Trusts") as of
June 30, 2005, and (2) compliance by MBNA with the covenants and conditions of certain sections, as specified in Appendix
I, of each Trusts'applicable Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, the Indenture
and the MBNASeries Indenture Supplement (together the "Agreements"), and in connection with your agreed upon procedures engagements relating to the amounts in the (a) "mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections 3.04(b) of the Pooling and Servicing Agreements, as applicable, for the periods specified in Appendix I, as well as (b) the "mathematical calculations" set forth in the monthly exhibits of the MBNA Credit Card Master Note Trust prepared by MBNA pursuant to subsections 907 and 908(a) of the Indenture for the period July 1, 2004 through June 30, 2005, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are fairly stated in all material respects and in performing the specific agreed upon procedures.  Accordingly, we make the following representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

    o  We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts that provide reasonable  assurance to management and the board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

    o  Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

Ernst and Young LLP
August 15, 2005

    o  Funds collected are remitted to the Trustee in accordance with the Agreements.

    o  Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

    o  Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

    o  The additions of accounts to the Trusts are authorized in accordance with the Agreements.

    o  The removals of accounts from the Trusts are authorized in accordance with the Agreements.

    o  Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

    o  Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice
       President or above prior to distribution.

    o  Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

Management has performed an evaluation of MBNA's controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this evaluation, the controls over the functions performed as servicer of the
Trusts as of June 30, 2005, are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable  Trustee and are recorded  properly to permit the preparation of the required financial reports.

We confirm to our knowledge, the following representations made to you during your attestation engagement.

    1.  The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

Ernst and Young LLP
August 15, 2005

    2.  We acknowledge our responsibility for the design and implementation of programs and controls to prevent and detect fraud.  We have no knowledge of any fraud or suspected fraud involving management or other employees who have a significant role in internal control. In addition, we have no knowledge of any fraud or suspected fraud involving other employees where the fraud could have a material effect on the functions performed as servicer of the Trusts. We have disclosed to you all allegations of financial improprieties, including fraud or suspected fraud, coming to our attention (regardless of the source or form and including, without limitation, allegations by "whistle blowers") where such allegations could affect MBNA's internal controls over the functions performed as servicer of the
        Trusts.

    3.  We have disclosed to you all significant deficiencies in the design or operation of the controls that could adversely affect MBNA's ability to safeguard Trust assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

    4.  We have made available to you all reports of examination from regulatory agencies.  To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

    5.  No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We  acknowledge that we are responsible for complying with the covenants and conditions of the Agreements.  We are also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the
Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I. Based on this evaluation,  MBNA complied with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I.

We have made available to your representatives all documentation related to compliance with the specified requirements of the Agreements.

There has been no known noncompliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I and through the date of your attestation examination report.

Ernst and Young LLP
August 15, 2005

We have received no communications from regulatory agencies, internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 2005 and the date of this letter.

No events or transactions have occurred since June 30, 2005 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in
Appendix I.

We are not aware of any instances of fraud involving management or employees who have significant roles in internal control over compliance, or other employees, with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates pursuant to the applicable sections of the Agreements.  We also are responsible for selecting the criteria against which the amounts in the
"mathematical calculations" set forth in the monthly certificates (i.e. the Form of Monthly Servicer's Certificate and the
Schedule to the Monthly Servicer's Certificate of each series of each trust) should be measured, and for determining that such criteria are appropriate for our purposes.

We have made available  to your representatives all documentation related to the monthly certificates for the periods specified in Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted,  in accordance with attestation standards established  by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and (2) our compliance  with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria.  We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose.  We understand  that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates.  We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.

Ernst and Young LLP
August 15, 2005

                                            MBNA America Bank, N.A. by:

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and
                                            Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Treasurer

                                            /s/ Randall J. Black
                                            Randall J. Black
                                            Assistant Treasurer and Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                         Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                  and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements, Indenture and
MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

Because of inherent limitations in any control, no matter how well-designed, misstatements due to error or fraud may occur and not be detected, including the possibility of the circumvention or overriding of controls.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

    o  Funds collected are remitted to the Trustee in accordance with the Agreements.

    o  Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

    o  Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

    o  The additions of accounts to the Trusts are authorized in accordance with the Agreements.

    o  The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2005

Trust Internal Control (continued)

    o  Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

    o  Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice
       President or above prior to distribution.

    o  Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria.
Based upon this assessment, the Company believes that, as of June 30, 2005,  its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.  The Company is also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  The Company has  performed an  evaluation of its compliance with the requirements of the relevant covenants and conditions identified in Appendix I for each of the Agreements.  Based on this evaluation, MBNA complied with the requirements of the relevant covenants and conditions of the Agreements  identified in
Appendix I for each of the Agreements during the periods specified in Appendix I.

August 15, 2005

                                            MBNA America Bank, N.A. by:

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and
                                            Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Treasurer

                                            /s/ Randall J. Black
                                            Randall J. Black
                                            Assistant Treasurer and Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                                                                                                           PSA          SERVICING
                                                                              PSA            SUPPL.     COMPLIANCE    PSA COVENANTS
         TRUST                                        TRUSTEE                 DATE *         DATE *      PERIOD      and CONDITIONS
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Partial Year

MBNA Master Credit Card Trust II Series 1995-A    The Bank of New York         8/4/94         3/22/95       7/1/04 - 9/15/04   (a)
MBNA Master Credit Card Trust II Series 1997-I    The Bank of New York         8/4/94         8/26/97       7/1/04 - 8/16/04   (f)
MBNA Master Credit Card Trust II Series 1997-J    The Bank of New York         8/4/94         9/10/97       7/1/04 - 9/15/04   (a)
MBNA Master Credit Card Trust II Series 1999-F    The Bank of New York         8/4/94          8/3/99       7/1/04 - 8/16/04   (e)
MBNA Master Credit Card Trust II Series 1999-G    The Bank of New York         8/4/94         7/29/99       7/1/04 - 7/15/04   (f)
MBNA Master Credit Card Trust II Series 1999-M    The Bank of New York         8/4/94         12/1/99      7/1/04 - 11/15/04   (f)
MBNA Master Credit Card Trust II Series 2000-A    The Bank of New York         8/4/94          3/8/00       7/1/04 - 2/15/05   (f)
MBNA Master Credit Card Trust II Series 2000-C    The Bank of New York         8/4/94         4/13/00       7/1/04 - 2/15/05   (a)
MBNA Master Credit Card Trust II Series 2000-F    The Bank of New York         8/4/94         6/23/00       7/1/04 - 6/15/05   (d)

Full Year

MBNA Master Credit Card Trust II Series 1995-C    The Bank of New York         8/4/94         6/29/95       7/1/04 - 6/30/05   (c)
MBNA Master Credit Card Trust II Series 1996-B    The Bank of New York         8/4/94         3/26/96       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1996-G    The Bank of New York         8/4/94         7/17/96       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1996-M    The Bank of New York         8/4/94        11/26/96       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 1997-B    The Bank of New York         8/4/94         2/27/97       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1997-D    The Bank of New York         8/4/94         5/22/97       7/1/04 - 6/30/05   (e)
MBNA Master Credit Card Trust II Series 1997-H    The Bank of New York         8/4/94          8/6/97       7/1/04 - 6/30/05   (e)
MBNA Master Credit Card Trust II Series 1997-K    The Bank of New York         8/4/94        10/22/97       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1997-O    The Bank of New York         8/4/94        12/23/97       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1998-B    The Bank of New York         8/4/94         4/14/98       7/1/04 - 6/30/05   (e)
MBNA Master Credit Card Trust II Series 1998-E    The Bank of New York         8/4/94         8/11/98       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 1998-F    The Bank of New York         8/4/94         8/26/98       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 1998-G    The Bank of New York         8/4/94         9/10/98       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1999-B    The Bank of New York         8/4/94         3/26/99       7/1/04 - 6/30/05   (f)
MBNA Master Credit Card Trust II Series 1999-D    The Bank of New York         8/4/94          6/3/99       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 1999-J    The Bank of New York         8/4/94         9/23/99       7/1/04 - 6/30/05   (f)
MBNA Master Credit Card Trust II Series 1999-L    The Bank of New York         8/4/94         11/5/99       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 2000-D    The Bank of New York         8/4/94         5/11/00       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 2000-E    The Bank of New York         8/4/94          6/1/00       7/1/04 - 6/30/05   (f)
MBNA Master Credit Card Trust II Series 2000-G    The Bank of New York         8/4/94         7/20/00       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 2000-H    The Bank of New York         8/4/94         8/23/00       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 2000-I    The Bank of New York         8/4/94          9/8/00       7/1/04 - 6/30/05   (g)
MBNA Master Credit Card Trust II Series 2000-J    The Bank of New York         8/4/94        10/12/00       7/1/04 - 6/30/05   (h)
MBNA Master Credit Card Trust II Series 2000-K    The Bank of New York         8/4/94        11/21/00       7/1/04 - 6/30/05   (d)
MBNA Master Credit Card Trust II Series 2000-L    The Bank of New York         8/4/94        12/13/00       7/1/04 - 6/30/05   (g)
MBNA Master Credit Card Trust II Series 2001-A    The Bank of New York         8/4/94         2/20/01       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 2001-B    The Bank of New York         8/4/94          3/8/01       7/1/04 - 6/30/05   (a)
MBNA Master Credit Card Trust II Series 2001-C    The Bank of New York         8/4/94         4/25/01       7/1/04 - 6/30/05   (e)
MBNA Master Credit Card Trust II Series 2001-D    The Bank of New York         8/4/94         5/24/01       7/1/04 - 6/30/05   (i)

MBNA Master Consumer Loan Trust Series 1997-1     ** Deutsche Bank             9/24/97        9/24/97       7/1/04 - 6/30/05   (j)
MBNA Master Consumer Loan Trust Series 2000-1     ** Deutsche Bank             9/24/97        6/29/00       7/1/04 - 6/30/05   (k)
MBNA Master Consumer Loan Trust Series 2000-2     ** Deutsche Bank             9/24/97        7/26/00       7/1/04 - 6/30/05   (k)

MBNA Triple A Master Trust Series 2000-1          The Bank of New York         9/28/00        9/28/00       7/1/04 - 6/30/05   (l)
MBNA Triple A Master Trust Series 2000-2          The Bank of New York         9/28/00        9/28/00       7/1/04 - 6/30/05   (l)

MBNA American Loan Financing Trust Series 2003-1  ** Deutsche Bank            11/19/03       11/20/03       7/1/04 - 6/30/05   (m)
MBNA American Loan Financing Trust Series 2003-2  ** Deutsche Bank            11/19/03       11/20/03       7/1/04 - 6/30/05   (m)

* - Indicates associated agreement may have been amended
** -  Deutsche Bank = Deutsche Bank Trust Company Americas

PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06 (b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a), 9(c) and (d)

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c), and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a), 9(c) and (d)

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(c) and (d).

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 10(c) and (d).

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a), 9(c) and (d).

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a),
    9(c)and (d).

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 4.20(a), 5.02(a), 9(c) and (d).

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 2.09, 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 3(b), 4.05 through 4.07, 4.09, 5.02, 7(c).

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 4.06 through 4.15, 4.19(a) and (c), 5.02(a), 10(c) and (e).

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), ( c) and (d), 13.02 (d).
    PSA Supplement Sections - 4.06 through 4.17, 4.19(a) and (c), 5.02(a), 10(c) and (e).

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), (c ) and (d), 13.02(d).
    PSA Supplement Sections - 3(b), 4.05 through 4.12, 5.02(a), 10(c) and (d).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03, 13.02(d).
    PSA Supplement Sections - 3, 4.06 through 4.15,.4.17, 5.02(a), 10(c), (e) and (f).

(b) N/A - Related to 1994-E which terminated in April 2004.

                                                                                                                       INDENTURE
                                                      INDENTURE  INDENTURE   ISSUANCE            SERVICING            COVENANTS AND
              TRUST                TRUSTEE               DATE    SUPP. DATE    DATE           COMPLIANCE PERIOD        CONDITIONS
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Partial Year
MBNASeries Class A (2001-4)       The Bank of New York   5/24/01  5/24/01  9/27/01         July 1, 2004 - September 15, 2004  (1)
MBNASeries Class A (2002-6)       The Bank of New York   5/24/01  5/24/01  6/26/02         July 1, 2004 - June 15, 2005       (1)
Full Year
MBNASeries Class B (2001-1)       The Bank of New York   5/24/01  5/24/01  5/24/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2001-1)       The Bank of New York   5/24/01  5/24/01  5/24/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2001-1)       The Bank of New York   5/24/01  5/24/01  5/31/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2001-2)       The Bank of New York   5/24/01  5/24/01  7/12/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2001-3)       The Bank of New York   5/24/01  5/24/01  7/25/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2001-2)       The Bank of New York   5/24/01  5/24/01  7/26/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2001-3)       The Bank of New York   5/24/01  5/24/01   8/8/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2001-Emerald) The Bank of New York   5/24/01  5/24/01  8/15/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2001-2)       The Bank of New York   5/24/01  5/24/01   9/6/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2001-4)       The Bank of New York   5/24/01  5/24/01   9/6/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2001-5)       The Bank of New York   5/24/01  5/24/01  11/8/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2001-5)       The Bank of New York   5/24/01  5/24/01 12/11/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2001-3)       The Bank of New York   5/24/01  5/24/01 12/20/01         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-1)       The Bank of New York   5/24/01  5/24/01  1/31/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2002-1)       The Bank of New York   5/24/01  5/24/01  2/28/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-1)       The Bank of New York   5/24/01  5/24/01  2/28/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-2)       The Bank of New York   5/24/01  5/24/01  3/27/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-3)       The Bank of New York   5/24/01  5/24/01  4/24/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-4)       The Bank of New York   5/24/01  5/24/01   5/9/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-5)       The Bank of New York   5/24/01  5/24/01  5/30/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2002-2)       The Bank of New York   5/24/01  5/24/01  6/12/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-2)       The Bank of New York   5/24/01  5/24/01  6/12/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-3)       The Bank of New York   5/24/01  5/24/01  6/12/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-7)       The Bank of New York   5/24/01  5/24/01  7/25/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-8)       The Bank of New York   5/24/01  5/24/01  7/31/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-9)       The Bank of New York   5/24/01  5/24/01  7/31/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2002-3)       The Bank of New York   5/24/01  5/24/01  8/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-4)       The Bank of New York   5/24/01  5/24/01  8/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-5)       The Bank of New York   5/24/01  5/24/01  8/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-10)      The Bank of New York   5/24/01  5/24/01  9/19/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2002-4)       The Bank of New York   5/24/01  5/24/01 10/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-6)       The Bank of New York   5/24/01  5/24/01 10/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2002-7)       The Bank of New York   5/24/01  5/24/01 10/29/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-11)      The Bank of New York   5/24/01  5/24/01 10/30/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-12)      The Bank of New York   5/24/01  5/24/01 11/19/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2002-13)      The Bank of New York   5/24/01  5/24/01 12/18/02         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-1)       The Bank of New York   5/24/01  5/24/01   2/4/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-2)       The Bank of New York   5/24/01  5/24/01  2/12/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2003-1)       The Bank of New York   5/24/01  5/24/01  2/20/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-1)       The Bank of New York   5/24/01  5/24/01  2/27/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-2)       The Bank of New York   5/24/01  5/24/01  3/26/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-3)       The Bank of New York   5/24/01  5/24/01  4/10/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-4)       The Bank of New York   5/24/01  5/24/01  4/24/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-3)       The Bank of New York   5/24/01  5/24/01   5/8/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-5)       The Bank of New York   5/24/01  5/24/01  5/21/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-6)       The Bank of New York   5/24/01  5/24/01   6/4/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2003-2)       The Bank of New York   5/24/01  5/24/01  6/12/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-4)       The Bank of New York   5/24/01  5/24/01  6/19/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-5)       The Bank of New York   5/24/01  5/24/01   7/2/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-7)       The Bank of New York   5/24/01  5/24/01   7/8/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-6)       The Bank of New York   5/24/01  5/24/01  7/30/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-8)       The Bank of New York   5/24/01  5/24/01   8/5/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2003-3)       The Bank of New York   5/24/01  5/24/01  8/20/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-9)       The Bank of New York   5/24/01  5/24/01  9/24/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2003-5)       The Bank of New York   5/24/01  5/24/01  10/2/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-10)      The Bank of New York   5/24/01  5/24/01 10/15/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2003-4)       The Bank of New York   5/24/01  5/24/01 10/15/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2003-7)       The Bank of New York   5/24/01  5/24/01  11/5/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-11)      The Bank of New York   5/24/01  5/24/01  11/6/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2003-12)      The Bank of New York   5/24/01  5/24/01 12/18/03         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-2)       The Bank of New York   5/24/01  5/24/01  2/25/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-1)       The Bank of New York   5/24/01  5/24/01  2/26/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class C (2004-1)       The Bank of New York   5/24/01  5/24/01  3/16/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-3)       The Bank of New York   5/24/01  5/24/01  3/17/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class B (2004-1)       The Bank of New York   5/24/01  5/24/01   4/1/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-4)       The Bank of New York   5/24/01  5/24/01  4/15/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-5)       The Bank of New York   5/24/01  5/24/01  5/25/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-6)       The Bank of New York   5/24/01  5/24/01  6/17/04         July 1, 2004 - June 30, 2005       (1)

New issuances

MBNASeries Class C (2004-2)       The Bank of New York   5/24/01  5/24/01   7/1/04         July 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-7)       The Bank of New York   5/24/01  5/24/01  7/28/04        July 28, 2004 - June 30, 2005       (1)
MBNASeries Class B (2004-2)       The Bank of New York   5/24/01  5/24/01  8/11/04      August 11, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-8)       The Bank of New York   5/24/01  5/24/01  9/14/04   September 14, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-9)       The Bank of New York   5/24/01  5/24/01  10/1/04      October 1, 2004 - June 30, 2005       (1)
MBNASeries Class A (2004-10)      The Bank of New York   5/24/01  5/24/01 10/27/04     October 27, 2004 - June 30, 2005       (1)
MBNASeries Class A (2005-1)       The Bank of New York   5/24/01  5/24/01  4/20/05       April 20, 2005 - June 30, 2005       (1)
MBNASeries Class A (2005-2)       The Bank of New York   5/24/01  5/24/01  5/19/05         May 19, 2005 - June 30, 2005       (1)
MBNASeries Class C (2005-1)       The Bank of New York   5/24/01  5/24/01   6/1/05         June 1, 2005 - June 30, 2005       (1)
MBNASeries Class A (2005-3)       The Bank of New York   5/24/01  5/24/01  6/14/05        June 14, 2005 - June 30, 2005       (1)
MBNASeries Class B (2005-1)       The Bank of New York   5/24/01  5/24/01  6/22/05        June 22, 2005 - June 30, 2005       (1)

Indenture Covenants and Conditions:
(1)Indenture Sections - 310(a), 402(a), 907, 908(a)and 1201
MBNASeries Indenture Supplement Sections - 2.02(i)-(iv), 3.16 and 4.01(a)